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                                                                   EXHIBIT 10.12

                                 FIRST AMENDMENT
                                       TO
                          AGREEMENT AND PLAN OF MERGER

         This First Amendment to the Agreement and Plan of Merger (this "Amendment") is entered into as of January 30, 2001, (the "Effective Date"), by and among Earl E. Rossman, Jr., as Shareholder Representative (the "Shareholder Representative"), on behalf of the former shareholders of Texona Petroleum Corporation, a Delaware corporation ("Texona"), Toreador Resources Corporation, a Delaware corporation ("Toreador"), and Toreador Acquisition Corporation, a Delaware corporation ("TAC").

                                    RECITALS

         A. Texona, Toreador and TAC entered into that certain Agreement and Plan of Merger (the "Merger Agreement") dated as of September 11, 2000, and the Merger Agreement authorizes Earl E. Rossman, Jr. to act as the Shareholder Representative on behalf of the former shareholders of Texona.

         B. The Shareholder Representative on behalf of the former shareholders of Texona, Toreador and TAC desire to amend the Merger Agreement.

         C. Capitalized terms used and not otherwise defined in this Amendment shall have the meanings given to such terms in the Merger Agreement.

         D. Based on the recitals set forth above and the promises contained herein, the parties agree as follows:

                                   AMENDMENTS

         1. Amendment to Section. Section 3.1(b) is replaced in its entirety and amended to read as follows:

                             AMENDED SECTION 3.1(b)
                      CONSIDERATION FOR TEXONA COMMON STOCK

         Subject to the provisions of Section 3.1(c), each share of Texona Common Stock issued and outstanding immediately prior to the Effective Time (other than shares to be canceled in accordance with Section 3.1(a)) shall be converted into the right to receive (i) at the Closing, a Proportionate Share of the TRC Initial Shares, and (ii) on the Deferred Consideration Date, a Proportionate Share of the TRC Deferred Shares, subject to the approval by a majority vote of the TRC shareholders. TRC will use all reasonable efforts to obtain approval by a majority vote of TRC shareholders to issue the TRC Deferred Shares on or prior to June 1, 2001.

         2. Amendment to Other Sections. Any provisions of the Merger Agreement that may be deemed to include reference to the $150,000 per month penalty payment are


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hereby specifically amended to remove such reference to the $150,000 per month penalty payment.


         3. Confirmation of Merger Agreement. The parties hereby confirm that, except to the extent specifically amended hereby, the provisions of the Merger Agreement shall remain unmodified and the Merger Agreement as so amended is hereby confirmed as being in full force and effect.

         4. Miscellaneous. This Amendment and the Merger Agreement as amended hereby shall be binding upon and shall inure to the benefit of the parties to the Amendment and the Merger Agreement and their respective successors.


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         IN WITNESS WHEREOF, this Amendment has been executed as of the date first written above.


                                        ----------------------------------------
                                        Earl E. Rossman, Jr., as Shareholder
                                        Representative of the former
                                        shareholders of Texona Petroleum
                                        Corporation, a Delaware corporation

                                        TOREADOR RESOURCES CORPORATION,
                                        a Delaware corporation


                                        ----------------------------------------
                                        G. Thomas Graves III
                                        President and Chief Executive Officer


                                        TOREADOR ACQUISITION
                                        CORPORATION, a Delaware corporation


                                        ----------------------------------------
                                        G. Thomas Graves III
                                        President


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